Exhibit 99.1

Contact: Janet Kirkley, 704-532-3318 —For Immediate Release—

Speedway Motorsports, Inc. and Sonic Financial Corporation Enter into Definitive Merger Agreement

CONCORD, NC (July 24, 2019) — Speedway Motorsports, Inc. (NYSE: TRK) (the “Company”) and Sonic Financial Corporation (“Sonic Financial”) announced today that they, along with a wholly owned acquisition subsidiary of Sonic Financial, have entered into a definitive merger agreement for Sonic Financial’s subsidiary to acquire all of the outstanding shares of common stock of the Company for cash consideration of $19.75 per share. The per share price represents a premium of approximately 42% to the closing price of the Company’s common stock on April 23, 2019, the day before Sonic Financial’s nonbinding proposal was first announced. Sonic Financial, O. Bruton Smith, his family and related entities (collectively, the “Smith Group”) beneficially own, directly or indirectly, approximately 29 million shares of the Company, and control over 71% of the voting power of the Company. The merger agreement was unanimously approved by the Company’s board of directors upon the unanimous recommendation of a special committee (the “Special Committee”) comprised solely of independent and disinterested members of the Company’s board of directors.

Under the terms of the merger agreement, Sonic Financial’s subsidiary will promptly commence a tender offer to acquire all of the outstanding shares of the Company’s common stock at a price of $19.75 per share in cash. The closing of the tender offer will be subject to several conditions, including the tender by more than 50% of the outstanding shares of common stock of the Company not held by the Smith Group and certain other related parties and other customary conditions.

After completion of the tender offer, Sonic Financial will acquire all remaining shares of Company stock not held by Sonic Financial or its subsidiary at the same price of $19.75 per share through a statutory merger of Sonic Financial’s subsidiary and the Company in which the Company will be the surviving corporation and will become a wholly owned subsidiary of Sonic Financial. Under Delaware law, stockholders are not required to approve this statutory merger. The closing of the tender offer and merger transaction is expected to take place in the third quarter of 2019.

Morgan Stanley & Co. LLC is acting as financial advisor to the Special Committee and Simpson Thacher & Bartlett LLP is acting as legal counsel to the Special Committee. McGuireWoods LLP is acting as legal counsel to the Company. BofA Merrill Lynch is acting as financial adviser to Sonic Financial and Kirkland & Ellis LLP and Parker Poe Adams & Bernstein LLP are acting as legal counsel to Sonic Financial.

About Speedway Motorsports, Inc.

Speedway Motorsports is a leading marketer and promoter of motorsports entertainment in the United States. The Company, through its subsidiaries, owns and operates the following premier facilities: Atlanta Motor Speedway, Bristol Motor Speedway, Charlotte Motor Speedway, Kentucky Speedway, Las Vegas Motor Speedway, New Hampshire Motor Speedway, Sonoma Raceway and Texas Motor Speedway. The Company provides souvenir merchandising services through its SMI Properties subsidiaries; manufactures and distributes smaller-scale, modified racing cars and parts through its US Legend Cars International subsidiary; and produces and broadcasts syndicated motorsports programming to radio stations nationwide through its Performance Racing Network subsidiary. For more information, visit the Company's website at www.speedwaymotorsports.com.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

The tender offer for the outstanding shares of common stock of the Company described above has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of common stock of the Company, nor is it a substitute for the tender offer materials that Sonic Financial and Sonic Financial’s subsidiary will file with the Securities and Exchange Commission (the “SEC”) upon commencement of the tender offer. On the commencement date of the tender offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC by Sonic Financial and its subsidiary, a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed with the SEC by the Company, and a Schedule 13E-3 transaction statement will be filed by the Company and certain other persons, including Sonic Financial. The offer to purchase shares of the Company’s common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT, THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER AND THE SCHEDULE 13E-3 TRANSACTION STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of these materials (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the exchange agent for the tender offer which will be named in the tender offer statement. Copies of the Company’s filings with the SEC may be obtained free of charge at the “Investor Relations” section of the Company’s website at http://www.speedwaymotorsports.com or by directing a request to: Speedway Motorsports, Inc., 5555 Concord Parkway South Concord, North Carolina 28027, Attn: Investor Relations, (704) 455-3239.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This news release contains forward-looking statements, including statements relating to the proposed acquisition of the Company by Sonic Financial and the expected benefits of the acquisition and other matters, that are not historical facts. Statements in this news release that relate to future results and events are forward-looking statements based on the Company’s current plans and expectations and are subject to a number of risks and uncertainties that could cause such plans and expectations, including actual results, to differ materially from those described in these forward-looking statements. You should not place undue reliance on these statements. All statements other than statements of historical fact, including statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, are statements that could be deemed forward-looking statements. Risks, uncertainties and other factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (b) the inability of Sonic Financial to complete the proposed tender offer and merger due to the failure to obtain the minimum percentage of the Company’s stockholders tendering their shares in the tender offer or the failure to satisfy other conditions to completion of the proposed tender offer and merger; (c) the failure of Sonic Financial to obtain the necessary financing arrangements as set forth in the debt commitment letter delivered pursuant to the merger agreement, or the failure of the proposed tender offer or merger to close for any other reason; (d) risks related to disruption of management’s attention from the Company’s ongoing business operations due to these transactions; (e) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the merger agreement; (f) the risk that the pendency of the proposed tender offer and merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed tender offer and merger; (g) the effect of the announcement of the proposed tender offer and merger on the Company’s relationships with its customers, operating results and business generally; and (h) the amount of the costs, fees, expenses and charges related to the proposed transactions under the merger agreement. You should consider these factors carefully in evaluating the forward-looking statements. Many of these risks and uncertainties are beyond the Company’s control. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to other factors noted with such forward-looking statements, are discussed in the Company’s Annual Report on Form 10–K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 15, 2019, under the heading “Item 1A. Risk Factors,” and in any subsequently filed Quarterly Reports on Form 10-Q or Current Reports on Form 8-K filed by the Company with the SEC. Inclusion of any information or statement in this news release does not necessarily imply that such information or statement is material. The Company disclaims any intent or obligation to update any forward-looking statements as a result of developments occurring after the date of this news release or otherwise, and such information included in this news release is based on information currently available and may not be reliable after this date.

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